Loss Per Common Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Loss Per Common Share

9. Loss per Common Share:

	For the years ended December 31,
	2018	2019	2020
Net loss available to common stockholders	$(8,214)	$(8,330)	$(6,982)

Weighted average number of common shares, basic and diluted	20,894,202	21,161,164	21,548,126

Loss per common share, basic and diluted	$(0.39)	$(0.39)	$(0.32)

As of December 31, 2020, securities that could potentially dilute basic loss per share in the future that were not included in the computation of diluted loss per share, because to do so would have anti-dilutive effect, were any incremental shares of the unexercised warrants, calculated with the treasury stock method, as well as shares assumed to be converted with respect to the Series A Convertible Preferred Shares calculated with the if-converted method. At December 31, 2018 and 2019, there were no securities that could potentially dilute basic loss per share.